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                                                               Exhibit 10.24

                       TENNECO BENEFITS PROTECTION TRUST
                        APPOINTMENT OF SUCCESSOR TRUSTEE


Pursuant to Article Twelfth of the Tenneco Benefits Protection Trust, we the undersigned Trustees hereby appoint Mr. Paul T. Stecko as Trustee to succeed Mr. Stacy S. Dick, effective upon Mr. Stecko's acceptance.



Dated: August 25, 1998                /s/ Dana G. Mead
                                      ------------------------------------
                                      Dana G. Mead

                                      /s/ Theodore R. Tetzlaff
                                      ------------------------------------
                                      Theodore R. Tetzlaff

                                      /s/ Robert T. Blakely
                                      ------------------------------------
                                      Robert T. Blakely


I hereby accept appointment as a Trustee of the Tenneco Benefits Protection
Trust.

Date: September 28, 1998
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/s/ Paul T. Stecko
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Paul Stecko